                                                                     EX-10-3
                                                                [Execution Copy]

                               FIFTH MODIFICATION
                           dated as of July 1, 1996 to
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                          dated as of November 30, 1994


         SYRATECH CORPORATION, a Delaware corporation ("Syratech"), TOWLE MANUFACTURING COMPANY, a Delaware corporation ("Towle"), LEONARD FLORENCE ASSOCIATES, INC., a Massachusetts corporation ("Leonard"), WALLACE INTERNATIONAL SILVERSMITHS, INC., a Delaware corporation ("Wallace"), SYRATECH HOLDING CORPORATION, a New York corporation ("Holding" and together with Syratech, Towle, Leonard, Wallace, and Holding, the "Borrowers"), and NATIONSBANK, N.A. (SOUTH), a national banking association (f/k/a NationsBank of Georgia, N.A.) (the "Lender"), agree as follows:

                              Preliminary Statement

         The Borrowers and the Lender are parties to an Amended and Restated Loan and Security Agreement dated as of November 30, 1994 as amended or modified by letters dated December 31, 1994, June 6, 1995, June 30, 1995 and October 6, 1995 (as so amended and as the said Agreement may have been further amended or modified prior to the date hereof, the "Loan Agreement").

         Syratech has recently acquired 100% of the issued and outstanding shares of capital stock of Rauch Industries, Inc., a North Carolina corporation ("Rauch"). Rauch is a party to a Loan Agreement dated as of May 31, 1995 with NationsBank, N.A. (f/k/a NationsBank, N.A. (Carolinas)), an Affiliate of the Lender (the "Rauch Lender"). In anticipation of a restructuring of their bank debt, the Borrowers have requested that the Rauch Lender assign to the Lender and that the Lender accept the agreements evidencing the existing debt of Rauch to the Rauch Lender and that certain related modifications be made to the Loan Agreement. The Lender has agreed, upon and subject to all of the terms, conditions and provisions of this Amendment, to such requests.

                  Accordingly, the Lender and the Borrowers hereby agree as follows:

                  Section 1.  Cross References and Definitions.

                  (a) Reference is made to the Loan Agreement. Upon and after the effectiveness of this Amendment as provided in Section 4 hereof, all references to the Loan Agreement in that document, or in any related document, shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution
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and delivery of this Amendment does not, and will not, amend, modify or supplement any provision of or constitute a consent to or a waiver of any noncompliance with the provisions of the Loan Agreement and, except as specifically provided in this Amendment, the Loan Agreement shall remain in full force and effect.

               (b) Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

         Section 2. Amendment to Loan Agreement Provisions. Effective as of the Amendment Effective Date (as defined in Section 4 below), the Loan Agreement is amended by:

               (a)      amending Section 1.1 Definitions

                  (i) by amending the definition "Applicable Margin" in its entirety to read as follows:

                           "Applicable Margin" means (a) with respect to a Prime
                  Rate Revolving Credit Loan, minus 3/4 of 1% (-0.75%), (b) with respect to a Eurodollar Rate Revolving Credit Loan, 1.0% and
                  (c) with respect to each Term Loan Advance, 1.25%.

                  (ii) by amending the definition "Loan Documents" by inserting after the phrase "the Letter of Credit Documents" appearing therein, the phrase ", the Rauch Debt Documents"; and

                  (iii) by amending the definition "Materially Adverse Effect" by adding the phrase "and Rauch" after the term "the Borrowers" both times it appears therein;

                (b) further amending Section 1.1 Definitions by adding thereto in appropriate alphabetical order the following additional definitions:

                           "Rauch" means Rauch Industries, Inc., a North
                Carolina corporation and an indirect wholly owned Subsidiary of Syratech.

                           "Rauch Debt" means Indebtedness for Money Borrowed of
                Rauch owing to the Lender from time to time pursuant to the Rauch Debt Documents.

                           "Rauch Debt Documents" means the Loan Agreement dated
                as of May 31, 1995 between Rauch and NationsBank, N.A. (f/k/a NationsBank, N.A. (Carolinas)), an Affiliate of the Lender, as assigned to the Lender on or about July 1, 1996, together with any and all security agreements, promissory notes, certificates, instruments and other documents related thereto, evidencing a term loan in the original principal amount

                                      -2-
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                  of $12,800,000 and revolving credit loans in an aggregate
                  principal amount of up to $40,000,000, as the same have been and may hereafter be amended, modified, supplemented or restated.

                  (c) amending Section 11.3 Guaranties by inserting before the period at the end thereof, the phrase "and the Guaranty by Syratech of the Rauch Debt".

         Section 3. Waiver and Consent. The Lender hereby confirms that it has not exercised its right pursuant to Section 9.11 of the Loan Agreement to request that Rauch or any other Person which has become a Subsidiary of the Borrower since January 15, 1996 execute and deliver a guaranty or security agreement in respect of the Secured Obligations and that, without waiving its right to do so upon reasonable notice to the Borrowers, it does not intend to make any such request pursuant to Section 9.11 of the Loan Agreement (or otherwise) prior to October 31, 1996.

         Section 4. Conditions to Effectiveness of Amendment. Section 2 of this Amendment shall be effective as of the date hereof (the "Amendment Effective Date") upon receipt by the Lender of the following, each in form and substance satisfactory to the Lender:

                  (a) counterparts of this Amendment, duly executed and delivered by the Borrowers;

                  (b) evidence satisfactory to the Lender that Amendment No. 1 of even date herewith to the Loan Agreement dated as of May 31, 1995 between Rauch and the Rauch Lender has become effective (but for the effectiveness of this Amendment); and

                  (c) such other documents and instruments as the Lender may reasonably request.

         Section 5. Representations and Warranties. Each Borrower hereby represents and warrants that as of the Amendment Effective Date, all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct and that no Default or Event of Default exists and that each Borrower is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which failure to be so qualified and authorized would have a Materially Adverse Effect, and has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment. This Amendment and each other agreement contemplated hereby to which any Borrower is a party have been duly executed and delivered by the duly authorized officers of such Borrower and each is, or when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

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         Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

         Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties and their respective successors and assigns and all of which taken together shall constitute one and the same agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts as of the date first above written.

                                             SYRATECH CORPORATION

                                             By: /s/  E. Merle Randolph
                                                 ------------------------------
                                                 Name: E. Merle Randolph
                                                 ------------------------------
                                                 Title: Vice President and CFO
                                                 ------------------------------
(CORPORATE SEAL)
Attest:
Name: James L. Purcell
      -----------------------------
   Title: Assistant Secretary
          -----------------------------
   By: /s/James L. Purcell
       -----------------------------
                                             TOWLE MANUFACTURING COMPANY

                                             By: /s/  E. Merle Randolph
                                                 -------------------------------
                                                 Name: E. Merle Randolph
                                                 -------------------------------
                                                 Title: Vice President and CFO
                                                 -------------------------------
(CORPORATE SEAL)
Attest:
Name: James L. Purcell
      ---------------------------
      Title: Assistant Secretary
      ---------------------------
   By: /s/  James L. Purcell
      ---------------------------

                                             LEONARD FLORENCE ASSOCIATES, INC.

                                             By: /s/  E. Merle Randolph
                                                 -------------------------------
                                                 Name: E. Merle Randolph
                                                 -------------------------------
                                                 Title: Vice President and CFO
                                                 -------------------------------

 (CORPORATE SEAL)
Attest:
Name: James L. Purcell
      ------------------------------
      Title: Assistant Secretary
      ------------------------------
   By: /s/  James L. Purcell
      -----------------------------


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                                          WALLACE INTERNATIONAL
                                          SILVERSMITHS, INC.

                                          By: /s/  E. Merle Randolph
                                             -------------------------------
                                             Name: E. Merle Randolph
                                             -------------------------------
                                             Title: Vice President and CFO
                                             -------------------------------
 (CORPORATE SEAL)
Attest:
Name: James L. Purcell
      --------------------------
      Title: Assistant Secretary
      --------------------------
   By: /s/  James L. Purcell
      -------------------------


                                          SYRATECH HOLDING CORPORATION

                                          By: /s/  Richard Freiman
                                              -------------------------------
                                          Name: Richard Freiman
                                              -------------------------------
                                          Title:   President
                                              -------------------------------
(CORPORATE SEAL)
Attest:
Name: James L. Purcell
      ---------------------------
      Title: Assistant Secretary
      ---------------------------
      By: /s/ James L. Purcell
      ---------------------------


                                          NATIONSBANK, N.A. (SOUTH) (f/k/a
                                          NationsBank of Georgia, N.A.)

                                          By: /s/   John C. Glazebrook
                                             -------------------------------
                                             Name: John C. Glazebrook
                                             -------------------------------
                                             Title:   Vice President
                                             -------------------------------

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